UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2014

ALION SCIENCE AND TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-89756	54-2061691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1750 Tysons Boulevard

Suite 1300

McLean, VA 22102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 918-4480

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition.

The information in this report set forth under Item 7.01 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Alion Science and Technology Corporation (the “Company” or “Alion”) disclosed the following information.

The Company is continuing to pursue the refinancing transactions contemplated by the refinancing support agreement among the Company, ASOF Investments, LLC and Phoenix Investment Adviser LLC (the “Refinancing Support Agreement”) filed as an exhibit to the Company’s Current Report on Form 8-K filed December 24, 2013.

Alion’s revenue and Consolidated EBITDA for the first quarter of fiscal year 2014 is currently expected to be below our previously disclosed revenue and Consolidated EBITDA for the first quarter of fiscal year 2013 and the fourth quarter of fiscal year 2013. The expected decrease in first quarter fiscal year 2014 revenue and Consolidated EBITDA is primarily attributed to the impact of sequestration, the Congressional continuing resolution and the U.S. federal government shutdown at the beginning of fiscal year 2014. These matters have affected funding to a number of our programs, caused delays in new awards and driven slower than anticipated ramp-up of new programs. In addition, Alion’s cash collections for the first quarter of fiscal year 2014 are expected to be below collection levels from the first quarter of fiscal year 2013 and fourth quarter of fiscal year 2013. Cash collections have been disrupted by slower payments from the Defense Finance and Accounting Services which has been impact by the U.S. federal government shutdown at the beginning of fiscal year 2014 and sequestration.

Alion currently is forecasting revenue growth for fiscal year 2014 to be consistent with recent prior years’ performance. Additionally, Consolidated EBITDA and Consolidated EBITDA margin for fiscal year 2014 are also currently forecasted to be consistent with recent prior years’ performance. Cash collections for fiscal year 2014 are currently forecasted to be consistent with recent prior years’ performance.

The Company expects the recently enacted Bipartisan Budget Act of 2013 may increase the level of new awards the Company receives and the funding of current programs in which the Company is currently engaged and could have a positive effect on the Company’s revenue and Consolidated EBITDA performance for fiscal year 2014.

This Form 8-K does not constitute an offer to sell any securities or the solicitation of an offer to exchange any security, nor shall there be any sale or exchange of any securities in any state or other jurisdiction in which such offer, solicitation or sale or exchange would be unlawful prior to the registration or qualification of any such securities or offer under the securities laws of any such state or other jurisdiction. Any offer to exchange or sell any security pursuant to the Refinancing Support Agreement will be made only through a registration statement under the

Securities Act of 1933, as amended, and related materials. Any new senior secured notes to be offered in any financing transaction have not been, and may not be, registered under the Securities Act of 1933, as amended, and may not be offered or sold absent registration or the availability of an applicable exemption from registration.

Security holders and investors will be able to obtain copies of any documents filed with the SEC regarding the exchange offer, free of charge, at the SEC’s website (www.sec.gov), at the Company’s website (www.alionscience.com) or by contacting Alion Science and Technology Corporation,1750 Tysons Boulevard, Suite 1300, McLean, Virginia 22102, (703) 918-4480, Attention: Kevin Boyle, General Counsel.

The forecasts set forth above for the first quarter of our fiscal year 2014 are preliminary and have not been reviewed, audited or made subject to any other procedures by Alion’s independent registered public accounting firm. These forecasts are based on the most current information available to Alion’s management. Alion’s actual results may differ materially from these estimates as we finalize results. The Company has a longstanding policy of not providing financial performance guidance between the Company’s quarterly reports and annual report. The Company is providing the disclosure in this Current Report on Form 8-K solely to comply with a contractual obligation in connection with the Company’s refinancing efforts. The Company reiterates that its policy is not to provide interim guidance, and the Company disclaims any undertaking to provide interim guidance in the future. The Company further cautions readers not to place undue reliance or emphasis on forecasted or projected financial performance disclosed in this Current Report on Form 8-K. This projected financial performance is based on a number of assumptions, and the failure of any of these assumptions to occur could cause actual results to differ materially from projected financial performance.

Item 8.01 Other Events.

The information in this report set forth under Item 7.01 is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Information included in this Current Report on Form 8-K may contain forward-looking statements that involve risks and uncertainties, including statements regarding the expected terms of the proposed refinancing transaction. These statements relate to future plans, objectives, expectations and intentions and are for illustrative purposes only. These statements may be identified by the use of words such as “believe,” “expect,” “intend,” “plan,” “anticipate,” “likely,” “will,” “pro forma,” “forecast,” “projections,” “could,” “estimate,” “may,” “potential,” “should,” “would,” and similar expressions. Factors that could cause actual results to differ materially from anticipated results include, but are not limited to: the inability to refinance the Company’s indebtedness on satisfactory terms, or at all, prior to maturity of such indebtedness; U.S. government debt ceiling limitations, sequestration, continuing resolutions, or other similar federal government budgetary or funding issues; U.S. government shutdowns; U.S. government decisions to reduce funding for projects the Company supports; failure to retain the Company’s existing government contracts, win new business and win re-competed contracts; failure of government customers to exercise contract options; limits on financial and operational flexibility given the Company’s substantial debt and debt covenants; the effect, if any, of the Company’s refinancing efforts and financial condition on its relationships with its customers and the Company’s ability to attract new business; material changes to the Company’ capital structure, including financing transactions which may dilute ESOP participants’ interest in the Company’s capital stock; and other factors discussed in this Form 8-K, the Company’s annual report on Form 10-K, subsequent quarterly reports on Form 10-Q, and subsequent Current Reports on Form 8-K, in each case as filed with the SEC.

Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s views as of the date of this Form 8-K. The Company undertakes no obligation to update any of the forward-looking statements made in this Form 8-K, whether as a result of new information, future events, changes in expectations or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2014	ALION SCIENCE AND TECHNOLOGY CORPORATION

	By:	/s/ Barry M. Broadus
	Name:	Barry M. Broadus
	Title:	Chief Financial Officer

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